Horizon Kinetics SPAC Active ETF
Schedule of Investments
March 31, 2025 (Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) - 99.0%	Shares	Value
AA Mission Acquisition Corp. - Class A (a)	70,774	$738,173
Aldel Financial II, Inc. (a)	80,211	810,131
Ares Acquisition Corp. II (a)	68,418	762,861
Centurion Acquisition Corp. (a)	82,570	850,471
Churchill Capital Corp. IX (a)	66,056	710,763
Drugs Made In America Acquisition Corp. (a)	75,000	759,000
Fifth Era Acquisition Corp. I (a)	62,000	624,340
GigCapital7 Corp. - Class A (a)	71,718	729,372
Graf Global Corp. - Class A (a)	77,852	797,204
Haymaker Acquisition Corp. 4 (a)	71,340	784,027
Jackson Acquisition Co. II - Class A (a)	76,436	769,710
Launch Two Acquisition Corp. - Class A (a)	82,570	835,608
Legato Merger Corp. III (a)	75,493	791,922
Lionheart Holdings - Class A (a)	66,056	677,735
M3-Brigade Acquisition V Corp. - Class A (a)	82,570	847,994
Nabors Energy Transition Corp. II (a)	45,324	496,298
NewHold Investment Corp. III (a)	55,000	554,950
Oaktree Acquisition Corp. III Life Sciences (a)	82,570	842,214
RF Acquisition Corp. II (a)	66,056	686,982
Roman DBDR Acquisition Corp. II (a)	75,493	757,195
Silverbox Corp. IV - Class A (a)	77,380	787,473
Spark I Acquisition Corp. (a)	26,620	287,762
Voyager Acquisition Corp. (a)	77,852	792,533
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) (Cost $16,115,398)		16,694,718

WARRANTS - 0.6%	Contracts
AA Mission Acquisition Corp., Expires 08/01/2030, Exercise Price $11.50 (a)	35,387	2,353
Aldel Financial II, Inc., Expires 10/10/2029, Exercise Price $11.50 (a)	40,105	12,084
Centurion Acquisition Corp., Expires 08/01/2029, Exercise Price $11.50 (a)	41,285	6,793
Churchill Capital Corp. IX, Expires 06/11/2029, Exercise Price $11.50 (a)	16,514	10,239
GigCapital7 Corp., Expires 09/11/2029, Exercise Price $11.50 (a)	71,718	5,910
Graf Global Corp., Expires 08/07/2029, Exercise Price $11.50 (a)	38,926	7,007
Launch Two Acquisition Corp., Expires 11/26/2029, Exercise Price $11.50 (a)	41,285	9,291
Lionheart Holdings, Expires 08/09/2029, Exercise Price $11.50 (a)	33,028	3,967
M3-Brigade Acquisition V Corp., Expires 09/23/2030, Exercise Price $11.50 (a)	41,285	11,973
Oaktree Acquisition Corp. III Life Sciences, Expires 12/13/2031, Exercise Price $11.50 (a)	16,514	11,807
Roman DBDR Acquisition Corp. II, Expires 02/03/2030, Exercise Price $11.50 (a)	37,746	11,799
Silverbox Corp. IV, Expires 09/24/2029, Exercise Price $11.50 (a)	25,793	9,028
Voyager Acquisition Corp., Expires 05/16/2031, Exercise Price $11.50 (a)	38,926	6,150
TOTAL WARRANTS (Cost $77,624)		108,401

RIGHTS - 0.3%	Shares
Black Hawk Acquisition Corp., Expires 06/20/2025, Exercise Price $10.00 (a)	4,718	7,077
Bukit Jalil Global Acquisition 1 Ltd., Expires 06/30/2025, Exercise Price $10.00 (a)	44,366	11,530
Flag Ship Acquisition Corp., Expires 03/31/2026, Exercise Price $0.11 (a)	66,056	10,569
IB Acquisition Corp., Expires 09/28/2025, Exercise Price $10.00 (a)	76,436	4,594
Jackson Acquisition Co. II, Expires 02/27/2026, Exercise Price $10.00 (a)	76,436	19,109
TOTAL RIGHTS (Cost $39,993)		52,879

TOTAL INVESTMENTS - 99.9% (Cost $16,233,015)		16,855,998
Money Market Deposit Account - 0.2% (b)		26,683
Liabilities in Excess of Other Assets - (0.1)%		(11,615)
TOTAL NET ASSETS - 100.0%		$16,871,066
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Horizon Kinetics SPAC Active ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Special Purpose Acquisition Companies (SPACs)	$14,398,431	$2,296,287	$–	$16,694,718
Warrants	80,509	27,892	–	108,401
Rights	33,770	19,109	–	52,879
Total Investments	$14,512,710	$2,343,288	$–	$16,855,998

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$15,533,146	92.0%
Singapore	686,982	4.1
Cayman Islands	624,340	3.7
Malaysia	11,530	0.1
Other Assets in Excess of Other Assets	15,068	0.1
	$16,871,066	100.0%